UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                Amendment No. 1

                                       to

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)   February 13, 2003
                                                     ---------------------




                            ANGLOTAJIK MINERALS INC.
            ---------------------------------------------------------
           (Exact name of small business as specified in its charter)



                 Nevada                     000-28481          86-0891931
   ----------------------------------   ----------------   -------------------
    (State or other jurisdiction of       (Commission        (IRS Employer
     incorporation or organization)        File Number)    Identification No.)



          11400 West Olympic Boulevard Suite 200, Los Angeles, CA 90064
       -----------------------------------------------------------------
                    (Address of principal executive offices)



                                 (310) 445-8819
                       ---------------------------------
                         (Registrant's telephone number)




       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4  -  Change of Certifying Accountants

     On February 13, 2004 the board of directors of Anglotajik Minerals, Inc. appointed the firm of Chisholm, Bierwolf and Nilson of Salt Lake City, Utah to be the company's certifying accountants for the fiscal year ending December 31, 2003. Our former auditors, Mark Bailey and Co., resigned after informing us that it will no longer perform audits for Exchange Act reporting issuers such as us. There was no dispute or disagreement between us and Mark Bailey and Co. regarding accounting practices or any other matters.


Item 7  -  Financial Statements and Exhibits

Financial Statements

     None.


Exhibits

     Ex. 16 - Statement of Mark Bailey & Co., Ltd.




                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  ANGLOTAJIK MINERALS, INC.


Dated:  February 25, 2004                         /s/ Matthew Markin
                                                  --------------------------
                                                  President, CEO